NLRSUM

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

Ticker: NLR
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS  MAY 1, 2010, AS AMENDED ON JANUARY 4, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http:/  /www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2010, as amended on January 4, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Uranium+Nuclear Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Nuclear Energy Index (the “Nuclear Energy Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, which are not reflected in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.16%
Total Annual Fund Operating Expenses(a)	0.66%
Fee Waivers and Expense Reimbursement(a)	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$207
5	$364
10	$819

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in various aspects of the nuclear energy business. Companies primarily engaged in the nuclear energy business include those engaged in uranium mining, uranium enrichment, uranium storage, providing equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation, and which derive at least 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Nuclear Energy Index by investing in a portfolio of securities that generally replicates the Nuclear Energy Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Nuclear Energy Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Nuclear Energy Index.

The Fund may also utilize convertible securities and derivative instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes to seek performance that corresponds to the Nuclear Energy Index. Investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Nuclear Energy Index will count towards the 80% investment policy discussed above.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Nuclear Energy Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk of Investing in the Nuclear Energy Industry. The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy industry may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations (terrorist threats in particular). These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate. Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Nuclear Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Nuclear Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Nuclear Energy Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Nuclear Energy Index, the Fund’s return may deviate significantly from the return of the Nuclear Energy Index. In addition, the Fund may not be able to invest in certain securities included in the Nuclear Energy

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Index, or invest in them in the exact proportions they represent of the Nuclear Energy Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of Nuclear Energy Index is based on securities’ closing price on local foreign markets (i.e., the value of the Nuclear Energy Index is not based on fair value prices), the Fund’s ability to track the Nuclear Energy Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Nuclear Energy Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets will be concentrated in the nuclear energy industry to the extent the Nuclear Energy Index concentrates in the nuclear energy industry. By concentrating its assets in the nuclear energy industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+28.59%	2Q ’09
Worst Quarter:	-33.93%	3Q ’08

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Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/13/2007)

Market Vectors Uranium+Nuclear Energy ETF (return before taxes)	19.52%	-18.98%
Market Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions)	18.76%	-19.82%
Market Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions and sale of Fund Shares)	12.69%	-16.11%
DAXglobal® Nuclear Energy Index (reflects no deduction for fees, expenses or taxes)	22.99%	-18.23%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	-8.39%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2007
George Cao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

888.MKT.VCTR
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